Exhibit 99.1

September 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2017 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

Company Highlights 3 Dedicated to developing and commercializing innovative transdermal pharmaceutically-produced cannabinoid therapeutics Experienced team with deep expertise and proven track record in CNS and pain drug development and commercialization, and patch and gel transdermal deliveries, such as Testim® and Zecuity® Global ownership of two proprietary product candidates; may address significant unmet needs ZYN002 – CBD Gel: osteoarthritis (OA), Fragile X Syndrome (FXS), and epilepsy ZYN001 – THC Pro-Drug Patch: fibromyalgia and peripheral neuropathic pain (PNP) No royalty obligations owed on either product candidate Enrollment complete in ZYN002 FAB-C (FXS) trial with top-line results by end of September 2017 Clinically meaningful impact of ZYN002 seen in Phase 2 OA study; end of Phase 2 FDA meeting anticipated in 4Q17 Evaluation of ZYN002 epilepsy datasets ongoing and STAR 2 open label extension continuing; significant preclinical and 3rd party clinical evidence of CBD activity in this indication $70.2 million in cash and cash equivalents as of 6/30/2017; expected runway into 2019

Compelling Pipeline with Multiple Near-Term Milestones 4 ZYN002 patent protected through 2030 ZYN001 patent protected through 2031 Product Candidate Indication Preclinical Phase 1 Phase 2 Next Milestones ZYN001 – THC Pro-Drug Patch ZYN002 – CBD Gel Epilepsy in Adults with Focal Seizures Osteoarthritis Fragile X Syndrome (US FDA Orphan Drug Designation) Fibromyalgia Peripheral Neuropathic Pain Full data analysis from STAR 1 and STAR 2 trials End of Phase 2 meeting with FDA in 4Q17 Phase 2 Results September 2017 Phase 2 Initiation 2H17

Zynerba Remains Well Positioned in the High-Growth Cannabinoid Space 5 Zynerba’s transdermal approach has significant benefits Patent protection Scalable pharmaceutical manufacturing process Attractive COGS and no royalty obligations Sustained, controlled blood levels of drug with excellent tolerability profile Phase 2 in Fragile X Syndrome represents significant opportunity Orphan Drug Designation received February 2016 ~71,000 FXS patients in US with no approved treatments Strong scientific rationale for impact in FXS Top line data expected by end of September 2017 Positive data could expand potential for ZYN002 into other autism/anxiety disorders Potential path forward to ZYN002 osteoarthritis Phase 3 program in 2018 Pain/function composite responder endpoint (p=0.016) aligns with FDA’s Phase 3 endpoint requirement End of Phase 2 meeting with FDA anticipated in 4Q17 to discuss path to 2018 Phase 3 2H17 initiation of ZYN001 Phase 2 studies in fibromyalgia and PNP further strengthens pipeline

Breadth of Therapeutic Opportunities

Cannabinoids interact with specific receptors throughout the body to produce pharmacologic effects, mostly in the CNS and immune system.

Cannabidiol (CBD)

Possible indications

- Fragile X Syndrome
- Osteoarthritis
- Epilepsy
- Anxiety
- Autism spectrum disorders
- Addiction
- Cognition
- Memory
- Neuroprotection
- Sleep
- Tumors





Δ^9-tetrahydrocannabinol (Δ^9-THC)

Possible indications

- Fibromyalgia
- Neuropathic Pain
- Appetite
- Nausea and vomiting
- Sleep
- Spasticity

Zynerba®
PHARMACEUTICALS

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7 ZYN002 CBD Gel Clinical Program Developing pharmaceutically-produced CBD formulated as a patent-protected permeation-enhanced gel

ZYN002 – CBD Gel First and only patent-protected permeation-enhanced pharmaceutically-produced cannabidiol gel formulated for transdermal delivery The permeation enhancer in ZYN002 increases the delivery of CBD through the layers of the epidermis and into the circulatory system 8 CBD Delivery

9 ZYN002 CBD Gel Clinical Program Fragile X Syndrome

Fragile X Syndrome (FXS) Overview 10 Autism spectrum disorder with no approved treatment options ~71,000 US patients1; most common inherited intellectual disability X-linked dominant; affects both males and females2 Intellectual disability, attention problems, anxiety, hyperactivity co-occur Autism, self injury, aggression and seizures common, particularly in males3 Current path to diagnosis protracted; takes years to identify3 Average age of diagnosis is ~3 years (boys) and 3.5 years (girls) ~40% of families report >10 physician visits before diagnosis ~16 months from confirmation of delay to diagnosis Early intervention gives children best chance of developing a full range of skills4 Significant financial burden / employment impact5 ~50% of families state that FXS caused increased financial burden ~60% changed work hours / stopped work because of having child with FXS 1 Data per The National Fragile X Foundation 2 The National Fragile X Foundation, Handbook of Fragile X-associated disorders, 3rd Addition 3 Centers for Disease Control and Prevention, Fragile X Syndrome: https://www.cdc.gov/ncbddd/fxs/data.html 4 NIH: https://www.nichd.nih.gov/health/topics/fragilex/conditioninfo/Pages/treatments.aspx 5 J Intellect Disabil Res. 2010 Oct;54(10):918-28. doi: 10.1111/j.1365-2788.2010.01320.x. Epub 2010 Aug 26

Fragile X Syndrome Caused by FMR1 Mutation 11 Caused by a mutation in the Fragile X Mental Retardation gene located on the X chromosome Leads to dysregulation of the endocannabinoid pathway including the reduction in endogenous cannabinoids (2-AG and anandamide) Negatively affects synaptic function, plasticity and neuronal connections Results in a spectrum of intellectual disabilities, social anxiety, and memory problems

CBD May Effectively Treat Fragile X Syndrome Strong scientific rationale for CBD in FXS In mouse knock-out model, inhibition of the metabolism of 2-AG improves Fragile X syndrome symptoms CBD inhibits the metabolism of anandamide and 2-AG increasing availability of these cannabinoids CBD has strong anxiolytic properties ZYN002 shown to have excellent tolerability in clinical studies Unique transdermal delivery may afford patients and caregivers benefits in administering a product in this pediatric patient population U.S. Orphan Drug designation for ZYN002 for Fragile X syndrome May provide fastest pathway to approval 12

Fragile X Syndrome Phase 2 Clinical Trial Top Line Results Expected by End of September 2017 13 Maintenance Dosing initiated at CBD 50 mg Daily; may be titrated up to 250 mg* Daily Screening Titration Weeks 6 to 12 Day 1 to Week 6 Open label, doses of CBD 50 mg, 100 mg, or 250 mg* Daily *In 4.2% gel Enrollment complete: 20 patients enrolled Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD (FAB-C) FAB-C Trial – Period 1 FAB-C Trial – Period 2 Up to 12 Months Extension Patients can continue on maintenance dose Physician can titrate up or down

FAB-C Exploratory Outcome Measures 14 Changes in Anxiety, Depression and Mood vs. Baseline as Measured by the ADAMS Scale Primary Outcome Measure Secondary Outcome Measures Clinical Global Impression – Improvement (CGI-I) Pediatric Anxiety Rating Scale (PARS-R) Aberrant Behavior Checklist – FXS Specific (ABX-FXS) Visual Analog Scale (VAS): Anxiety, hyperactivity, and tantrum/mood liability Vineland Adaptive Behavior III (VABS-III): Communication, living skills, socialization Quality of Sleep: Sleep onset, total sleep, sleep onset latency, nighttime awakenings Pediatric Quality of Life (PedsQL™) Note: Top-line results from the 1st phase of the trial will be reported by the end of September

15 ZYN002 CBD Gel Clinical Program Osteoarthritis

Potential Path Forward for ZYN002 in Osteoarthritis 16 Phase 2 study data help clarify efficacy, safety, dose, inclusion and exclusion criteria, primary and secondary endpoints, & placebo response in OA patients FDA guidelines require pain & function endpoints in pivotal OA programs ZYN002 achieved statistical significance in composite responder analysis of both pain and function for 250 mg of ZYN002 daily (p=0.016) Did not achieve primary endpoint of reduction from baseline in the weekly mean of the 24-hour average worst pain score at week 12 for either dose Excellent tolerability, consistent with previously released data Treatment emergent / treatment related AEs that exceeded 3% of ZYN002 patients and were greater than placebo were application site dryness (3.8%) and headache (3.3%) Evaluating inclusion / exclusion criteria to help minimize placebo response Requesting end of Phase 2 meeting with FDA, anticipated in 4Q17

17 ZYN002 CBD Gel Clinical Program Focal Epilepsy

STAR 1 Study of ZYN002 in Focal Epilepsy 18 Primary and secondary endpoints did not reach statistical significance compared to placebo Excellent tolerability, consistent with previously released data Clinically meaningful reductions of seizures seen in ongoing STAR 2 open label extension Patients / physicians have requested to continue with open label extension 114 patients of 171 enrolled remain in study (of which 65 have made it to 6 months)* Further analysis underway to solidify path forward *As of September 11, 2017

19 ZYN001 THC Pro-Drug Patch Clinical Program Studying a pharmaceutically-produced pro-drug of THC in a state-of-the-art drug-adhesive matrix transdermal patch

ZYN001 – THC Pro-Drug Patch 20 Patent-protected pharmaceutically-produced D-glyceric acid ester-9-tetrahydrocannabinol in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed into the skin through transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions Structure & Conversion Delivery ZYN001

Note: Based upon FDA approved patch products. These results are not indicative of any preclinical or clinical data for ZYN001. Potential Benefits of Patch Technology 21 Requirement Purpose Non-oral Avoids first-pass metabolism with increased bioavailability and more consistent plasma levels Controlled More consistent, controlled and sustained delivery No “peaks and valleys” as seen with oral Safe Improved safety profile with lower peak plasma levels Non-invasive Blood Level Time Max. Effective Level Min. Effective Level Oral Dosage Form Transdermal System Illustrative Controlled Delivery

THC May Effectively Treat Fibromyalgia



- THC is a CB_1 agonist
  - Has an analgesic effect in chronic pain models
  - Acts at many sites along pain transmission pathways
- Nabilone (THC analogue) in patients with fibromyalgia
  - Third-party 4-week, randomized, double-blind, placebo-controlled trial (N=40) — significant decreases in pain scores on multiple instruments
  - Third-party randomized, double-blind, active-controlled cross-over study in patients with coexisting chronic insomnia (N=29)
    - Nabilone & amitriptyline x 2 weeks with a 2-week washout
    - Nabilone was superior to amitriptyline in sleep quality
- ~6 million patients suffer from Fibromyalgia in the US*

Zynerba® PHARMACEUTICALS

* Data per Decision Resources

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THC May Effectively Treat Peripheral Neuropathic Pain

- THC's agonist effect on CB_1 receptors modulates nociceptive thresholds by regulating neuronal activity
- Third-party randomized, double-blind, placebo-controlled crossover trial in diabetic peripheral neuropathy (DPN) demonstrated that THC is effective in reducing neuropathic pain
  - 16 patients with DPN received low (1% THC), medium (4% THC) or high (7% THC) dose of vaporized *Cannabis* and placebo in randomized crossover design
  - Pain scores, cognitive effects and tolerability were assessed
  - All THC doses were significantly better than placebo in reducing spontaneous pain
  - The high dose THC impaired performance on 2 of 3 neuropsychological tests
  - Analysis of THC plasma concentration showed that levels ≤15 ng/ml correlated with pain relief but levels >15 ng/ml showed no correlation.
- Several third-party placebo-controlled trials of vaporized cannabis, smoked cannabis and cannabis via an inhaler have demonstrated efficacy in peripheral neuropathic pain
- ~15 million patients suffer from peripheral neuropathic pain in the US*

Zynerba® PHARMACEUTICALS

* Data per Decision Resources

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ZYN001 Phase 1 Clinical Trial Underway 24 24 hours 3.5 days 7 days Part 2: Multiple Dose Part 1: Single Dose 3:1 randomization, placebo controlled Multiple doses over 14 days Two formulations selected from Part 1 Multiple formulations of ZYN001 tested in each group 3:1 randomization, placebo controlled 3:1 randomization, placebo controlled Note: Subject to change due to further regulatory, clinical and other considerations.

ZYN001 – THC Pro-Drug Patch
Phase 1 Clinical Program Underway

Trial	Patients	Dosing	PD Evaluations
Phase 1 program: **Part 1: Single Rising Doses in Normal Subjects** • Pharmacokinetic profile and tolerability evaluation of multiple formulations of ZYN001	Up to 48 healthy volunteers	Single dose: Patch worn for 24 hours, 3.5 days, 7 days	Capsaicin, UV-B and Cold Pressor pain models; cognition and attention (Trail Making, PASAT and Divided Attention); mood (PANAS); subjective drug effects (ACRI)
Part 2: Multiple Rising Doses in Normal Subjects • Multi-dose pharmacokinetic/ pharmacodynamic profile and tolerability evaluation of two formulations of ZYN001	Up to 32 healthy volunteers	Multiple doses over 14 days	
Planned bioequivalence trial* • Evaluation of different application sites – upper arm vs. thigh vs. back	24 healthy volunteers	Single dose	Bioequivalence at arm, thigh and back

Zynerba® PHARMACEUTICALS

*Note: Subject to change due to further regulatory, clinical and other considerations.

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26 Note: Subject to change due to further regulatory, clinical and other considerations. Trial Patients Dosing Primary Endpoint Timing Efficacy and Tolerability in Patients with Fibromyalgia Double-blind, placebo-controlled 120 patients 12 weeks Change from baseline in Fibromyalgia Impact Questionnaire (FIQ) total score Trial initiation expected 2H17 Efficacy and Tolerability in Patients with Peripheral Neuropathic Pain Double-blind, placebo-controlled 120 patients 12 weeks Visual Analog Scale for pain intensity Trial initiation expected 2H17 ZYN001 – THC Pro-Drug Patch Preliminary Phase 2 Clinical Plan

27 $70.2 million in cash & cash equivalents at 6/30/17 We believe that cash is sufficient to fund operations and capital requirements into 2019, including: Completing development of STAR 1 & 2, STOP and FAB-C Phase 2 trials for ZYN002 Completing Phase 1 and Phase 2 studies for ZYN001 Assuming support from FDA, initiating at least one Phase 3 program 13,257,249 shares issued and outstanding as of June 30, 2017 Strong Balance Sheet Provides Expected Runway into 2019

Zynerba Remains Well Positioned in the High-Growth Cannabinoid Space 28 Zynerba’s transdermal approach has significant benefits Patent protection Scalable pharmaceutical manufacturing process Attractive COGS and no royalty obligations Sustained, controlled blood levels of drug with excellent tolerability profile Phase 2 in Fragile X Syndrome represents significant opportunity Orphan Drug Designation received February 2016 ~71,000 FXS patients in US with no approved treatments Strong scientific rationale for impact in FXS Top line data expected by end of September 2017 Positive data could expand potential for ZYN002 into other autism/anxiety disorders Potential path forward to ZYN002 osteoarthritis Phase 3 program in 2018 Pain/function composite responder endpoint (p=0.016) aligns with FDA’s Phase 3 endpoint requirement End of Phase 2 meeting with FDA anticipated in 4Q17 to discuss path to 2018 Phase 3 2H17 initiation of ZYN001 Phase 2 studies in fibromyalgia and PNP further strengthens pipeline

Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Chair, Department of Psychiatry and Behavioral Sciences, Keck School of Medicine, University of Southern California Nicole Tartaglia, MD Associate Professor, Pediatrics-Developmental Pediatrics, University of Colorado Denver School of Medicine / Children’s Hospital of Colorado Daniel Clauw, MD Professor of Anesthesiology, Medicine (Rheumatology) & Psychiatry, University of Michigan Philip Mease, MD Clinical Professor, University of Washington, Seattle; Director of Rheumatology Research, Swedish Medical Center Lesley Arnold, MD Professor of Psychiatry and Behavioral Neuroscience, University of Cincinnati Steven P. Cohen, MD Professor Anesthesiology & Critical Care Medicine, Johns Hopkins School of Medicine Mark Wallace, MD Chair, Division of Pain Medicine, University of California San Diego Donald Abrams, MD Professor, University of California San Francisco School of Medicine, Chief of Hematology-Oncology at SF General Hospital Scientific Advisory Board 29 Epilepsy Fragile X Syndrome Osteoarthritis and Fibromyalgia Pain

Investor Relations 30 NASDAQ: ZYNE Analyst Coverage* Jefferies: Biren Amin, PhD Piper Jaffray: Charles C. Duncan, PhD Oppenheimer: Derek Archila H.C. Wainwright: Corey Davis, PhD Roth: Michael Higgins Canaccord Genuity: Arlinda Lee, PhD Cantor Fitzgerald: Elemer Piros, PhD Maxim: Gabrielle Zhou * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contact Will Roberts, VP, Investor Relations and Corporate Communications 484.581.7489

September 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs